UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2004


                              PLX TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-25699                                  94-3008334
      ------------------------             ------------------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)



                  870 Maude Avenue, Sunnyvale, California 94085
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits
---      --------

99.1     Press release dated July 15, 2004.



Item 12.     Results of Financial Operations and Financial Condition.

On July 15, 2004, PLX Technology, Inc. issued a press release announcing preliminary earnings results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PLX TECHNOLOGY, INC.
                                               (the Registrant)





                                             By: /s/ Rafael Torres
                                                 -----------------
                                                 Rafael Torres
                                                 Vice President, Finance, Chief
                                                 Financial Officer and Secretary



Dated: July 15, 2004